[The American Funds Group(r)]

EUROPACIFIC GROWTH FUND

[cover: blueprint of globe on color-blocked background]

1998 Annual Report
for the year ended March 31, 1998

SCRATCHING THE SURFACE

How We Find Investments for the Fund

EUROPACIFIC GROWTH FUND(r)

Seeks long-term capital appreciation by investing in the securities of companies based outside the United States. About half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder of the fund, you have access to what we believe are the best of those opportunities.

EuroPacific is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

A LOOK AT THE FUND'S RESULTS*
(total return through 3/31/98, with all distributions reinvested)

                                      Cumulative              Average annual
                                      return                  compound return
Latest year                           +21.0%                  -
Five years                            +113.6                  +16.4%
Ten years                             +276.2                  +14.2
Lifetime (since 4/16/84)              +755.6                  +16.6

*Returns are shown at net asset value.

EUROPACIFIC GROWTH FUND RANKED NUMBER ONE OVER LIFETIME

Over its lifetime, EuroPacific has done better than all other mutual funds with similar objectives. It ranked first among the 13 international funds in existence from mid-April 1984, when operations began, to March 31, 1998, according to Lipper Analytical Services. For the one-, five- and 10-year periods ended March 31, EuroPacific also did well. Over 10 years, it ranked 4th out of 35 comparable funds; over five years, 20th out of 122. For the 12 months ended March 31, the fund ranked 184th out of 459 funds. Lipper rankings are based on total return and do not reflect the effects of sales charges.

Fund results in this report were computed without a sales charge unless otherwise indicated. The year-by-year record of an investment made in the fund at the 5.75% maximum sales charge is shown on page 5. (Sales charges are lower for accounts of $50,000 or more.) Returns in this report assume reinvestment of all distributions.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

INTERNATIONAL INVESTING: THE 25-YEAR RECORD

U.S. Stock Market [U.S. flag]

All Major Stock Markets Outside North America [schematic globe]
The percentages on the top lines represent the U.S. stock market; the lower lines are for all major stock markets outside North America.

1973                1974            1975            1976            1977
-16%                -28%            +36%            +23%            -8%
-14%                -22%            +37%            +4%             +19%
globe               globe           globe           flag            globe

1978                1979            1980            1981            1982
+6%                 +14%            +30%            -4%             +22%
+34%                +6%             +24%            -1%             -1%
globe               flag            flag            globe           flag

1983                1984            1985            1986            1987
+22%                +6%             +33%            +18%            +4%
+25%                +8%             +57%            +70%            +25%
globe               globe           globe           globe           globe

1988                1989            1990            1991            1992
+16%                +31%            -2%             +31%            +7%
+29%                +11%            -23%            +12%            -12%
globe               flag            flag            flag            flag

1993                1994            1995            1996            1997
+10%                +2%             +38%            +24%            +34%
+33%                +8%             +12%            +6%             +2%
globe               globe           flag            flag            flag

Note: These figures, based on U.S. dollars, are for calendar years and include reinvestment of dividends.

This chart, which has appeared in most reports for EuroPacific Growth Fund, shows that stock markets outside North America have done better than the U.S. market in 14 of the past 25 calendar years.

Over the entire period, the Morgan Stanley Capital International EAFE(r) (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America, gained 1,568% (an average of 11.9% a year), while the U.S. index rose 1,859% (an annual average of 12.6%). Both indexes are unmanaged and include reinvestment of dividends.

While the U.S. stock market has been exceptionally strong in recent years, we are convinced that investing outside the United States makes sense over the long term. We also know that negotiating the unfamiliar terrain of international markets can be especially challenging. That is why so many people choose to invest overseas through actively managed mutual funds such as EuroPacific Growth Fund. Over the years, EuroPacific's investment professionals have helped shareholders participate in opportunities for growth, avoid potential pitfalls and achieve consistently attractive long-term returns.


FELLOW SHAREHOLDERS

Fiscal 1998 marked the third consecutive year of double-digit returns for EuroPacific Growth Fund. For the 12 months ended March 31, the value of your investment rose 21.0% if, like most shareholders, you reinvested income dividends totaling 45 cents a share and capital gain distributions totaling $1.93 a share that were paid during the period.

The fund's gain outpaced both the unmanaged Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America - up 18.9% - and the average return for the 459 international funds tracked by Lipper Analytical Services, which rose 19.5% for the year.

These latest results bring the fund's total return since operations began in April 1984 to 755.6%, or an average compound return of 16.6% a year. By comparison, the EAFE index had a return of 580.5%, while the average international fund provided 525.0%. EuroPacific's return once again placed it first among all 13 U.S.-based international funds in existence throughout its 14-year lifetime.

DIVERGENCE IN WORLD MARKETS

Global markets diverged sharply in fiscal 1998. Stock prices surged in Europe and North America, while Asia stumbled. Regardless of the region, markets were quite volatile throughout the year.

In Europe, the rise in stock prices was fueled by a combination of factors, including positive news on corporate earnings, a wave of merger and restructuring activity and a strong U.S. dollar, which made European manufacturers more competitive. Recent changes in regulations, allowing companies to buy back shares and offer stock options to employees, also made equities more attractive to investors. Meanwhile, governments eager to fulfill the criteria for the European Monetary Union helped keep both inflation and interest rates low.

Although the Asian "flu" precipitated steep declines in October, European markets recovered strongly; as a group, they posted their second-highest annual return ever (based on the fund's fiscal year). In the U.K., where EuroPacific has the largest concentration of companies, stocks rose 43% in U.S. dollars during the year. Italy, Spain and Switzerland gained 83%, 76% and 52%, respectively, outpacing even the U.S. market's 49% return. (Market returns are based on MSCI country indexes.)

DIFFICULTIES IN ASIA

Asian markets, on the other hand, marched to a very different drummer. The continent's emerging nations were battered by a currency free fall that began in Thailand and swept through Malaysia, Indonesia, South Korea and the Philippines. The turmoil sparked a market rout from which the region has not yet recovered. In some cases, stock prices lost upward of 50% in U.S. dollar terms, with Indonesia posting a dramatic 77% decline. Although we have had large holdings in Southeast Asia in the past, the fund has not had a significant presence there for some time.

Japan, meanwhile, continued to grapple with severe difficulties at home. Chronic economic problems, a weakened yen and a banking crisis pushed stock prices 12% lower in dollar terms, on top of a 26% loss the year before. Despite declines in broad market levels, our research has turned up a number of world-class companies in Japan, many of which have been trading at lower valuations than their European or American counterparts. As a result, while not all of our Japanese stocks were able to buck the decline, a number of our investments did much better than the market as a whole. These included the fund's three largest Japanese stocks: Rohm (+24.2%), a maker of integrated circuits, electronics giant Sony (+21.3%), and video game maker Nintendo (+20.2%). The decline also provided an opportunity to add to our holdings in Japan. At nearly 13% of net assets, Japanese companies form the fund's second-largest country concentration.

A COMPANY-BY-COMPANY APPROACH

Our Japanese holdings are a good example of how we invest the fund's assets. Rather than choose securities by region or country, our primary focus has always been on individual companies. Geographic concentrations merely express the sum of individual decisions made about companies located in a particular area. (For a discussion of how we find investments for the fund, we invite you to read the article beginning on page 6.)

EuroPacific's largest holdings reflect our strongest convictions about companies we believe offer exceptional value and potential for growth over the long term. All of our 10 largest positions, representing more than 17% of net assets, posted double-digit price increases for the year. A number of these companies have been in the fund's portfolio for many years. Mannesmann, our largest holding, was also among the biggest gainers for fiscal 1998, rising 91.3% thanks to the success of the company's mobile telecommunications business in Germany. Other long-term holdings, such as Nestle (+63.0%), Telefonos de Mexico (+46.5%) and BMW (+36.2%), made substantial contributions to the fund's results as well. We have been investing in all four companies since at least 1990.


[Begin table]
WHERE THE FUND'S ASSETS
ARE INVESTED
(percent invested by country)

                                                                                EAFE
                           EuroPacific Growth Fund                              Index*
                           3/31/98                          3/31/97             3/31/98
Europe
United Kingdom             14.8%                            11.8%               21.8%
France                     6.2                              6.0                 8.6
Sweden                     5.4                              6.3                 3.1
Germany                    4.9                              5.7                 10.0
Netherlands                4.7                              5.4                 5.6
Switzerland                4.3                              3.9                 7.9
Italy                      2.8                              2.8                 4.8
Spain                      2.7                              2.8                 3.2
Norway                     2.0                              1.6                 .6
Finland                    1.7                              1.3                 .9
Denmark                    .7                               .5                  1.1
Other Europe               .8                               1.0                 3.1
                           51.0                             49.1                70.7
Pacific Basin
Japan                      12.6                             10.2                22.3
Australia                  5.6                              5.8                 2.6
Canada                     5.1                              4.7                 -
Hong Kong                  3.8                              3.4                 2.4
Mexico                     2.6                              2.8                 -
Philippines                1.1                              .9                  -
South Korea                .7                               1.1                 -
New Zealand                .5                               1.5                 .3
Other Pacific Basin        1.1                              2.0                 1.7
                           33.1                             32.4                29.3

Brazil                     1.9                              1.7                 -
Argentina                  1.3                              1.1                 -
South Africa               .7                               .8                  -
India                      .6                               .8                  -
Other Countries            2.0                              1.7                 -
                           6.5                              6.1                 -

Cash and Equivalents       9.4                              12.4                -

Total                      100.0%                           100.0%              100.0%


*Weighted by market capitalization
[End table]

DIVERSE INDUSTRIES

Among industries, the fund has a fairly heavy concentration in banks and other financial services stocks. Many of these firms have been consolidating in an effort to cut costs and become more competitive. European and Canadian banks are merging at a rapid rate as restrictions on cross-selling ease and as borders open. For example, ForeningsSparbanken (+76.7%), a new addition to the fund, was recently formed by the merger of two Swedish banks. ING (+44.0%), a long-time holding, is based in the Netherlands but offers insurance, investment and banking services on a global basis. Other banks, such as Bank of Scotland (+124.6%) and Bank of Nova Scotia (+47.4%), also showed strong price appreciation.

Another sector participating in the trend toward consolidation is telecommunications, the fund's largest industry concentration. Worldwide deregulation is encouraging alliances among service providers as they expand their borders of operations. Telefonica de Espana (+78.2%) and Telecom Italia (+76.0%), for example, have been courted by large long distance carriers on the strength of their valuable footholds in Latin America and other regions. Both companies are benefiting from their fast-growing and highly profitable mobile operations.

Our emphasis on individual companies leads to broad diversification. On March 31, the fund held securities representing 275 companies based in more than 35 countries. Over half of net assets was invested in European companies. Countries bordering the Pacific accounted for about one-third of net assets, while roughly 6% was invested in equities from other countries. The balance, about 9%, was held in cash and equivalents.

GROWING OPPORTUNITIES

EuroPacific is the nation's largest international fund, with net assets of about $21 billion. Capital appreciation accounts for a portion of that growth, but we are also pleased to welcome many new shareholders. Shareholder accounts now number more than one million and include many 401(k) and other corporate retirement plans.

An important benefit of growth is that economies of scale make your fund cheaper to own. As the table on page 33 shows, EuroPacific's 0.86% annual expense ratio has continued to trend downward. It is also less than half the 2.01% average expense ratio for foreign equity funds, according to CDA/Wiesenberger.

Looking forward, the environment for global equities remains encouraging. Markets are very liquid, and inflation worldwide has been relatively benign, keeping interest rates low. Deregulation continues to create new investment opportunities, encouraging businesses to expand.

By many measures, however, stock valuations are high by historic standards, and equity markets have become more sensitive to unexpected events. Asia's financial difficulties have injected an additional degree of uncertainty into the investment outlook. Japan's repeated attempts to stimulate its flagging economy have met with little apparent success thus far. Although China has recently announced sweeping economic reforms, implementing them will be a challenge. Southeast Asia's recovery is predicated on currency stability, which is not at all assured. On a global level, it remains to be seen how non-Asian companies with significant business in the region will fare as consumer demand there contracts.

This past year has been an object lesson in the unpredictability of financial markets. Few investors could have foretold either the sudden collapse of Southeast Asia's stock markets or Europe's heady growth. While we welcome the latter and have some concerns about the former, we continue to set our sights on the long-term prospects of good companies around the world. As you work toward achieving your financial goals, we would urge you to maintain that same long-term view.

We look forward to reporting to you again in six months.

Cordially,

[/s/ Walter P. Stern]
Walter P. Stern
Chairman of the Board

[/s/ Thierry Vandeventer]
Thierry Vandeventer
President

May 12, 1998

HOW A $10,000 INVESTMENT HAS GROWN

Here's how a $10,000 investment in the fund grew between April 16, 1984 - when the fund began - and March 31, 1998. The chart shows the high, low and closing values for each year. As you can see, that $10,000 investment would have increased in value to $80,656 with all distributions reinvested. That long-term growth has occurred despite events which may have negatively affected world markets over the short term.

The fund's year-by-year results appear in the table under the chart. Those results have been positive in each of 13 full fiscal years since operations began. The boxed figure at the far right shows that over EuroPacific's lifetime an investment in the fund, made at the maximum sales charge, grew at an average compound rate of 16.1% a year.

The black line tracks the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. The Japanese market is the largest single component in the index, which helps explain why the fund lagged the index early in its life and has outpaced it more recently.

[begin mountain chart]
$80,656/1,2/
EuroPacific
Growth Fund
with dividends
reinvested

$68,054/3/
MSCI EAFE
Index

$15,732/4/
Consumer Price
Index (inflation)

$10,000/1/
original
investment


[chart]

                 EuroPacific
                 Growth Fund
                 with
                 dividends                          Consumer
Year ended       reinvested      MSCI EAFE          Price Index
March 31         /1/,/2/         Index /3/          (inflation) /4/
4/16/84          $9,425          $10,000            $10,000

1985             9,948           10,348             10,320                IRAN/IRAQ WAR ESCALATES

1986             15,368          19,228             10,553                GORBACHEV CALLS FOR SWEEPING CHANGES

1987             19,827          31,010             10,873                BOMBING OF LIBYA

1988             21,437          36,220             11,300                GLOBAL STOCK MARKET COLLAPSE

1989             24,586          40,522             11,862                EASTER EUROPE UPRISING

1990             28,762          35,925             12,483                TIANANMEN SQUARE MASSACRE

1991             31,381          36,954             13,094                PERSIAN GULF WAR

1992             35,057          34,104             13,511                USSR DISINTEGRATES

1993             37,754          38,200             13,928                EUROPEAN CURRENCY CRISIS

1994             47,670          46,923             14,277                RWANDAN VIOLENCE ESCALATES

1995             48,007          49,913             14,685                MEXICAN PESO DEVALUED

1996             57,533          56,238             15,102                ISRAELI PRIME MINISTER ASSASSINATED

1997             66,672          57,224             15,519                JAPANESE BANKING CRISIS

1998             80,656          68,054             15,732                ASIAN "FLU"


---

Year Ended March 31            1985#       1986        1987         1988         1989         1990        1991

TOTAL VALUE

Dividends Reinvested           $69         35          118          491          316          527         656

Value at Year-End /1/          $9,948      15,368      19,827       21,437       24,586       28,762      31,381

Total Return                   (0.5)%      54.5        29.0         8.1          14.7         17.0        9.1



Year Ended March 31            1992        1993        1994         1995         1996         1997

TOTAL VALUE

Dividends Reinvested           611         538         515          716          1,132        1,063

Value at Year-End /1/          35,057      37,754      47,670       48,007       57,533       66,672

Total Return                   11.7        7.7         26.3         0.7          19.8         15.9



Year Ended March 31            1998

TOTAL VALUE

Dividends Reinvested           1,156

Value at Year-End /1/          80,656

Total Return                   21.0


Average annual compound return
for fund's lifetime:
16.1%/1/
[end mountain chart]

/#/For the period April 16, 1984 (commencement of operations) through March 31, 1985.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the original investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

/2/Includes reinvested dividends of $7,943 and reinvested capital gain distributions of $16,100.

/3/With dividends reinvested.

/4/Begins April 30, 1984. Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.

AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended March 31, 1998)

Ten Years      13.50%
Five Years     15.03%
One Year       14.01%

Assumes reinvestment of all distributions and payment of the 5.75% maximum sales charge at the beginning of the stated periods.

SCRATCHING THE SURFACE

When Asian stock markets collapsed this past fall, investors were caught off-guard. Few saw it coming. Financial markets can always change course unexpectedly, as history shows, but well-managed businesses tend to stand their shareholders in good stead over the long run. That's why EuroPacific takes a strict bottom-up approach, investing on a company-by-company - rather than a country-by-country - basis. We also hold securities for the long term, because while it's impossible to tell where stock prices are headed, it is somewhat easier to anticipate the course of a solid business.

Of course, finding the right businesses isn't easy. Your fund's portfolio counselors and research analysts spend hundreds of hours meeting with company managements, visiting production plants and studying balance sheets. They confer with suppliers, customers, competitors - and each other. We think the effort is worth it: Collectively, these carefully selected companies have provided long-term shareholders with above-average returns and relatively low volatility.

On the following pages, we'll highlight some of the components of our research effort and show how tracking companies through good times and bad helps EuroPacific's investment professionals keep current events in perspective when markets are rocky.

A LOOK AT HOW WE FIND INVESTMENTS FOR THE FUND

[Begin sidebar]
Ultimately, our investment strategy is relatively straightforward: Buy good companies at reasonable prices and hold them for the long term.
[End sidebar]

FUNDAMENTAL RESEARCH IS KEY

As you can see by the list of holdings that begins on page 12, EuroPacific's portfolio is extremely diverse. The fund is invested in 275 companies. They range from giant multinational firms to small regional concerns. Most are headquartered in major industrial countries, although quite a few are based in the world's developing nations. Some of the names - Nestle, Toyota or Michelin
- are probably familiar to you; others are less well known. More than three dozen countries are represented.

What the portfolio listing can't show you is how these investments were selected. As we have mentioned many times over the years, we invest in individual companies, not countries. The geographic concentrations shown in the table on page 3 are not the result of a decision to emphasize particular countries. Rather, they are the result of many decisions about specific businesses whose stocks we find attractive - a very different approach.

Ultimately, our investment strategy is relatively straightforward: Buy good companies at reasonable prices and hold them for the long term. That sounds simple, but it's a strategy that requires a deep understanding of individual businesses, broad industry knowledge and a true global perspective. That reach is particularly important for international investing, where a number of factors - local business practices, changes in currency values, a lack of public information or language barriers - can present unexpected challenges beyond the scope of most individual investors.

A GLOBAL PERSPECTIVE

These are challenges that EuroPacific's investment professionals meet on a regular basis as they look for appropriate investments for the fund. They are supported in their efforts by one of the industry's most comprehensive global research networks, operated by the fund's investment adviser, Capital Research and Management Company.

Capital has been investing internationally for more than 40 years, and opened its first overseas office in Geneva in 1962. Today, more than 100 analysts and portfolio counselors are based in nine research offices on three continents. These men and women hail from 32 countries and speak 41 languages, bringing a remarkable diversity to their task.

Experience has taught us that trying to anticipate where markets are headed is next to impossible. Focusing solely on broad trends can lead to poor investment decisions, such as selecting the wrong stock in the right industry, investing when prices are too high or missing out on good companies in currently unpopular regions.

Rob Lovelace, based in Los Angeles, is one of the fund's six primary portfolio counselors. He cites Japan as an example of the latter. "In a broad brush sense, everyone knows that the Japanese market has been $bad' lately, but when you look beneath the surface there have been individual stocks - Rohm, Sony and Fujitsu come to mind - that have been quite the opposite. Not only have these securities done well on a relative basis, they have also been good investments in absolute terms."

For EuroPacific's investment professionals, going against the market's conventional wisdom often requires nerves of steel. It also demands a strong degree of conviction that, in the long run, their decisions are the right ones for shareholders. That conviction develops from the fundamental research we do on every security we consider for the fund.

AN INTEGRATED EFFORT

All of our buy and sell decisions are based on our own information-gathering. That means thousands of hours and millions of miles of travel each year by analysts who do global research for the fund. They get to know every company in their area of coverage by talking with corporate executives and observing company operations. They confer with competitors, suppliers and customers. They meet with economists, government officials, consultants and industry specialists. They sift through company reports and financial statements.

Their work isn't done, however, until they've consulted with other Capital associates. What makes our research process unique is the continuous exchange of ideas that allows investment professionals to develop a broad base of knowledge. Portfolio counselors and analysts share information at weekly conference calls and make joint visits to companies so that people with different responsibilities can contribute their own points of view. Analysts with relevant areas of expertise work in "cluster groups" to leverage their many hours of research.

That constant interplay of perspectives is essential to the research process. It helps analysts determine relative valuations - how British telephone companies stack up against their Brazilian counterparts, for example - and provides a depth of knowledge about companies that's virtually unmatched in the industry. Many analysts also bring their expertise directly to bear by managing a portion of the fund's assets.

[Begin sidebar]
Going against the market's conventional wisdom demands nerves of steel - and the conviction that our investment decisions are the right ones for shareholders. [End sidebar]

[begin sidebar]
RESEARCHING A CONGLOMERATE

TWO HEADS ARE BETTER THAN ONE

[illustration: translucent piggy bank with money floating out]

As businesses merge and globalize, recognizing their true worth becomes increasingly complicated. Multiple perspectives can help. ING, a financial services company based in the Netherlands, is the joint research responsibility of two London-based analysts - one following insurance companies and another covering banks. In the early 1990s, when ING was formed by a series of mergers, the stock was relatively undervalued. Our analysts, on the other hand, were intrigued by the synergies the combined businesses would create for global expansion. "Investors were discouraged," Ulrich Volk, the insurance analyst, recalls. "Poor business practices had left the company somewhat bloated. Many people were also skeptical about a single company offering a complete range of financial services, which was a relatively new idea at the time." Our analysts carefully studied the components of the merger and felt that with new management coming aboard, the mistakes of the past would be corrected, putting the firm on the right track. This research is a never-ending process. As ING has continued to acquire companies and increase its business outside the Netherlands, Ulrich has regularly compared notes with Isabelle de Wismes, the banking analyst. ING has been in the portfolio since 1993 and is one of the fund's largest holdings. It is also one of many financial companies that has changed the way it does business. "Today, European banks and insurance providers are merging at a very rapid rate," notes Isabelle. "As analysts, we already had considerable experience leveraging knowledge from one industry to another because of the way we do research."

SEEING THE TREES IN THE FOREST

A LOOK AT EUROPACIFIC'S AUTO HOLDINGS

[photo: translucent car]

Focusing on individual companies rather than broad market trends has helped us uncover attractive investments in industries that were out of favor among other investors. For example, automobile stocks have been well-represented in EuroPacific since the fund began, even though an economic slowdown sent the sector into a seven-year slump nearly a decade ago. In the face of market pessimism, Darcy Kopcho, the fund's Los Angeles-based auto analyst, kept her sights on the prospects of individual car manufacturers. Darcy met regularly with auto executives, plant managers and parts suppliers; she carefully inspected assembly lines and test-drove new car models. What she discovered was that the auto industry was not monolithic. "As I got to know individual companies," she says, "what became immediately apparent was that each firm had a unique combination of strengths and weaknesses, regardless of what the sector was doing." She recommended BMW, for example, on the strength of its management, and was impressed by Suzuki's cost-cutting abilities. What's more, the decline in equity prices provided good buying opportunities. Darcy notes, "For long periods of time, if you had viewed auto stocks as a uniform whole, they did not seem to be compelling investments. But by choosing the right companies over those long periods, we've been able to find value for our shareholders, contrary to the general wisdom of the market."

THE USES OF ADVERSITY

INVESTING IN TROUBLED MARKETS

Turmoil often creates rewarding opportunities for those who can spot them. We first invested in Bangkok Bank in 1991 - shortly after a military coup had overthrown the government. Mark Denning, now a portfolio counselor, was an analyst following Thai banks at the time. "Thailand has had more changes in government than I've had hot dinners," he jokes. "When the military took over, investors on the whole were pretty disheartened." Convinced that the country's economic structures were still sound, Mark ignored market sentiment and focused on company fundamentals. He believed that the bank, Thailand's largest, had tremendous earnings potential. Furthermore, because of the market dip, the stock valuations were extremely attractive. On his recommendation, the fund's portfolio counselors built a large position in Bangkok Bank, which remained in the portfolio for about five years. We sold most of the stock at a large premium - in other words, just when other investors were buying. We'd become concerned that Thai banks were making injudicious loans to real estate developers - a primary cause of the recent financial crisis in Southeast Asia. "If you concentrate on the microeconomics of a company, and they look favorable," Mark says, "adverse conditions may be a good buying opportunity. Conversely, careful research can also tell you when it's time to leave the party, and sell at the right time."

[photo: translucent dragon]
[photo: translucent structure]
[end sidebar]

"We don't just have islands of research, operating in isolation," emphasizes Mark Denning, a portfolio counselor who works out of our London office. "Our research is truly integrated, enabling us to make decisions that others couldn't even consider."

PUTTING THE PIECES TOGETHER

Mark remembers when he first started looking at News Corp., which is based in Australia. In 1990, Rupert Murdoch's media empire was badly overleveraged. The company was bleeding debt and a number of its businesses were losing money. "The share price was dropping like mad," Mark recalls, "because Australian investors just didn't realize how valuable News Corp.'s U.S. assets were. Because I was covering the company's Asian businesses, while another Capital analyst covered its U.S. interests, we had the advantage of a global perspective." After sharing what they had learned, both analysts felt confident that the company would recover from its financial troubles, and that with Murdoch's global vision, the stock was almost certain to rise. News Corp. has been a large holding in EuroPacific for many years now and has indeed proved to be a rewarding selection.

[Begin sidebar]
"When circumstances are confused, you have to be in a position to act rationally, based on the knowledge you've gained and the research you've done ahead of time." [End sidebar]

EXPECTING THE UNEXPECTED

Declines in markets or individual stocks can be troubling for investors who must watch the value of their assets go down. They can also present opportunities for those who have done their homework.

Steve Bepler, who is based in New York, is one of the fund's original portfolio counselors. Over the years, he has seen his share of market turmoil. "Our motto for dealing with the market's unpredictability," he explains, "is: $Be prepared.' You have to be in a position to act rationally when circumstances are confused, based on the knowledge you've gained and the careful research that you've done ahead of time. Otherwise, you may be caught unawares."

Portfolio counselor Janet McKinley, also based in New York, agrees. She is convinced that consistent, fundamental research has given the fund an important competitive edge. "We would be lying if we claimed to be able to predict market meltdowns, but because we follow companies over the long term, in good times and bad, we have the advantage of knowing the true extent of the problems they face as opposed to the market's panicky first judgment."

That long-term view is a cornerstone of our investment approach. EuroPacific's investment professionals make the effort to get to know companies because most stocks stay in the portfolio for quite a while - about four years, on average (based on turnover rates for the past five years). That's significantly longer than the average international stock fund, which turns over investments every year and a half, according to Lipper Analytical Services.

A longer time horizon has helped the fund achieve attractive returns and is also another way to put market declines in perspective. "My most successful holdings have been in my portfolio for five years or longer, and have usually had somewhat painful beginnings," notes Thierry Vandeventer, the Geneva-based president of EuroPacific and one of its portfolio counselors. "I'm not interested in guessing what a stock's price is going to be six months from now. What I want to know is, where will this company be in five years' time? What is its earnings potential over the long term?"

Ultimately, it is that focus - on the long-term prospects of solid companies we know very, very well - that makes EuroPacific so special. While no strategy is perfect, over the years we believe our approach has helped reward shareholders handsomely.

EuroPacific Growth Fund
Investment Portfolio, March 31, 1998



                                                                                  Largest             Percent
                                                                               Individual              of Net
Industry Diversification                                                         Holdings              Assets
Percent of Net Assets
16.38% Telecommunications                                                     Mannesmann                2.42%
9.25%  Banking                                                                   Novartis                 2.38
6.69%  Health & Personal Care                                        Telefonica de Espana                 2.01
4.52%  Broadcasting & Publishing                                                    Astra                 1.93
4.14%  Energy Sources                                              Bayerische Motoren Werke               1.61
49.43% Other Industries                                               Bank of Nova Scotia                 1.52
9.59%  Bonds, Cash and Equivalents                                              ING Groep                 1.46
                                                                    Telecom Italia Mobile                 1.40
                                                                                   Nestle                 1.38
                                                                      Telefonos de Mexico                 1.28


EQUITY SECURITIES
(common and preferred stocks and convertible debentures)
                                                                                Shares or      Market Percent
                                                                                Principal       Value  of Net
                                                                                   Amount  (Millions)  Assets
Telecommunications- 13.96%
Mannesmann AG (Germany)                                                            705,950   $ 516.456  2.42%
Telefonica de Espana, SA (Spain)                                                 9,285,000     409.041
Telefonica de Espana, SA (American Depositary Receipts)                            153,000      20.234    2.01
Telecom Italia Mobile SpA (Italy)                                               38,980,000     210.274
Telecom Italia Mobile SpA, savings shares                                       23,105,000      88.592    1.40
Telefonos de Mexico, SA de CV, Class L (American Depositary Receipts)
 (Mexico)                                                                        4,372,000     246.471
Telefonos de Mexico, SA de CV, Class L                                           9,612,500      27.206    1.28
France Telecom (France)                                                          4,320,000     227.724    1.07
Koninklijke PTT Nederland NV (Netherlands)                                       3,696,900     191.439     .90
Hong Kong Telecommunications Ltd. (Hong Kong)                                   71,223,905     147.077     .69
Orange PLC (United Kingdom) (1)                                                 22,570,200     143.608     .67
Tele Danmark AS, Class B (Denmark)                                               1,000,000      90.691
Tele Danmark AS, Class B (American Depositary Receipts)                          1,050,400      47.925     .65
Telefonica de Argentina SA, Class B (American Depositary Receipts)
 (Argentina)                                                                     3,438,050     130.861     .62
Telecom Italia SpA, savings shares (Italy)                                      16,565,100     101.153
Telecom Italia SpA                                                               1,500,000      11.822     .53
Deutsche Telekom AG (Germany)                                                    4,787,000     103.846     .49
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                                         1,884,094      52.519
Philippine Long Distance Telephone Co.                                             793,120      22.154
Philippine Long Distance Telephone Co., convertible preferred shares,
 Series III (Global Depositary Receipts)                                           400,000      20.800     .45
Telecom Corp. of New Zealand Ltd. (New Zealand)                                 13,889,200      66.112
Telecom Corp. of New Zealand Ltd. (2)                                            4,107,000      19.549
Telecom Corp. of New Zealand Ltd. (American Depositary Receipts)                    63,600       2.445     .41
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                           597,436      77.555     .37
British Telecommunications PLC (United Kingdom)                                  7,000,000      76.085     .36
Compania de Telecomunicaciones de Chile SA (American Depositary
 Receipts) (Chile)                                                               2,417,315      66.627     .31
Nippon Telegraph and Telephone Corp. (Japan)                                         7,300      60.833     .29
Mahanagar Telephone Nigam Ltd. (India)                                           6,850,000      45.597
Mahanagar Telephone Nigam Ltd. (Global Depositary Receipts) (1),(2)                570,600       9.800     .26
Telefonica del Peru SA, Class B (American Depositary Receipts) (Per              2,408,900      51.942     .24
Telecom Argentina SA, Class B (American Depositary Receipts) (Argen              1,209,600      43.319     .20
Portugal Telecom, SA (Portugal)                                                    795,000      41.327     .19
DDI Corp. (Japan)                                                                   12,400      30.534     .14
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. (American
 Depositary Receipts) (Indonesia)                                                  927,900      14.324
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                     8,370,000      13.528     .13
SK Telecom Co., Ltd. (South Korea) (1)                                              41,371      23.362     .11
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts) (India) (2)               1,711,309      20.964     .10
Vodafone Group PLC (American Depositary Receipts) (United Kingdom)                 105,000      10.907
Vodafone Group PLC                                                                 670,000       7.002     .09



Banking- 9.25%
Bank of Nova Scotia (Canada)                                                    11,988,200     324.930    1.52
ForeningsSparbanken AB, Class A (Sweden)                                         7,485,000     246.260    1.16
Westpac Banking Corp. (Australia)                                               22,620,130     151.519     .71
Royal Bank of Canada (Canada)                                                    2,502,700     148.458     .70
Australia and New Zealand Banking Group Ltd. (Australia)                        19,849,799     132.700     .62
Sakura Bank, Ltd. (Japan)                                                       32,369,000     114.944
Sakura Finance (Bermuda) Trust, convertible preference share units           1,614,000,000      10.602     .59
HSBC Holdings PLC (Hong Kong)                                                    3,830,000     117.151     .55
ABN AMRO Holding NV (Netherlands)                                                4,919,500     113.458     .53
Bank of Scotland (United Kingdom)                                                7,385,000      87.247     .41
Fuji Bank, Ltd. (Japan)                                                         10,018,000      60.168
Fuji JGB Investment LLC, 9.87% noncumulative preferred securities,
 Series A, perpetual (2)                                                      $26,000,000       25.740     .40
Tokai Bank, Ltd. (Japan)                                                         9,662,000      59.771     .28
Asahi Bank, Ltd. (Japan)                                                        12,594,000      51.529     .24
Banco de Santander, SA (Spain)                                                   1,000,000      49.784     .23
Allied Irish Banks, PLC (Ireland)                                                3,750,000      45.821     .22
STB Cayman Capital Ltd., 0.50% convertible debentures 2007 (Japan)         Y5,925,000,000       39.700     .19
Lloyds TSB Group PLC (United Kingdom)                                            2,034,000      31.683     .15
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico) (1)                 9,530,000      24.287
Grupo Financiero Banamex Accival, SA de CV, Class L (1)                          2,207,777       5.134     .14
Unibanco-Uniao de Bancos Brasileiros SA (Global Depositary Receipts)
 (Brazil)                                                                          800,000      29.000     .14
Societe Generale (France)                                                          137,408      27.484     .13
Mitsui Trust and Banking Co., Ltd. (Japan)                                       8,525,000      20.032
MTI Capital (Cayman) Ltd. 0.50% convertible debentures 2007                Y1,400,000,000        6.674     .12
Toyo Trust and Banking Co., Ltd. (Japan)                                         2,800,000      18.246     .09
MBL International Finance, 3.00% convertible debentures 2002 (Bermu           $15,000,000       15.506     .07
Bank of Montreal (Canada)                                                          120,000       6.471     .03
Kookmin Bank (Global Depositary Receipts) (South Korea) (2)                        430,226       3.162     .01
Shinhan Bank (South Korea) (1)                                                     477,196       2.496     .01
Hanil Bank (South Korea) (1)                                                     1,564,760       2.205     .01



Health & Personal Care- 6.69%
Novartis AG (Switzerland)                                                          286,733     506.784    2.38
AB Astra, Class A (Sweden)                                                      17,214,400     354.648
AB Astra, Class B                                                                2,832,267      56.228    1.93
Zeneca Group PLC (United Kingdom)                                                5,693,900     245.079    1.15
Glaxo Wellcome PLC (United Kingdom)                                              2,185,000      58.423
Glaxo Wellcome PLC (American Depositary Receipts)                                1,000,000      54.125     .53
SmithKline Beecham PLC (American Depositary Receipts) (United Kingd              1,000,000      62.562     .29
Shiseido Co., Ltd. (Japan)                                                       3,194,000      36.688     .17
Teva Pharmaceutical Industries Ltd. (American Depositary Receipts)
 (Israel)                                                                          800,000      34.200     .16
Synthelabo (France)                                                                128,000      17.756     .08



Multi-Industry- 5.78%
Siebe PLC (United Kingdom)                                                      11,500,000     250.571    1.17
Orkla AS, Class A (Norway)                                                       1,974,000     201.687
Orkla AS, Class B                                                                  500,000      45.519    1.16
Hutchison Whampoa Ltd. (Hong Kong)                                              28,265,000     198.813     .93
Swire Pacific Ltd., Class A (Hong Kong)                                         21,605,000     114.324     .54
Lend Lease Corp. Ltd. (Australia)                                                4,341,120     101.143     .47
Jardine Strategic Holdings Ltd. (Singapore - Incorporated in Bermud             16,553,343      45.356
Jardine Strategic Holdings Ltd. (American Depositary Receipts)                     300,000       1.644
Jardine Strategic Holdings Ltd., warrants, expire 1998 (1)                       1,375,000        .014     .22
Imasco Ltd. (Canada)                                                             1,150,000      46.208     .22
Suez Lyonnaise des Eaux (France)                                                   320,000      46.197     .22
Cie. Financiere Richemont AG, units, Class A (Switzerland)                          29,500      39.617     .19
Williams Holdings PLC (United Kingdom)                                           4,800,000      38.367     .18
TI Group PLC (United Kingdom)                                                    3,720,900      32.604     .15
Incentive AB, Class A (Sweden)                                                     154,300      15.220
Incentive AB, Class B                                                              150,000      14.702     .14
Ayala Corp. (Philippines)                                                       51,990,625      24.089     .11
Brierley Investments Ltd. (New Zealand)                                         16,000,000       9.189
Brierley Investments Ltd., convertible preferred shares                          1,500,000        .837     .05
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) (1)                   126,900       6.000     .03



Broadcasting & Publishing- 4.52%
News Corp. Ltd. (American Depositary Receipts) (Australia)                       3,958,200     106.624
News Corp. Ltd., preferred shares                                               11,201,417      63.317
News Corp. Ltd.                                                                  8,727,899      57.597
News Corp. Ltd., preferred shares (American Depositary Receipts)                 1,181,600      27.177    1.19
Mediaset SpA (Italy) (2)                                                         9,174,544      58.188
Mediaset SpA                                                                     8,093,000      51.328     .51
CANAL+ (France)                                                                    518,015      97.094     .46
Thomson Corp. (Canada)                                                           2,660,000      83.441     .39
Grupo Televisa, SA (American Depositary Receipts) (Mexico) (1)                   1,791,800      65.625     .31
Publishing & Broadcasting Ltd.(Australia)                                       12,225,878      63.525     .30
SOFTBANK CORP. (Japan)                                                           1,375,900      55.367     .26
Pearson PLC (United Kingdom)                                                     2,460,000      39.902     .19
Daily Mail and General Trust PLC, Class A (United Kingdom)                         969,000      38.686     .18
Pathe (France)                                                                     157,300      32.097     .15
Carlton Communications PLC (United Kingdom)                                      3,866,250      30.677     .14
Television Broadcasts Ltd. (Hong Kong)                                          10,677,000      28.111     .13
Nippon Television Network Corp. (Japan)                                             57,000      16.903     .08
United News & Media PLC, 6.125% convertible debentures 2003 (United
 Kingdom)                                                                      L7,400,000       14.230     .07
Independent Newspapers, PLC (Ireland)                                            2,249,202      13.579     .06
Modern Times Group MTG AB, Class B (American Depositary Receipts)
 (Sweden) (1)                                                                      211,822       9.688
Modern Times Group MTG AB, Class A (1)                                             302,260       2.529     .06
Singapore Press Holdings Ltd. (Singapore)                                          650,760       7.457     .03
FXF Trust, units (Australia)                                                     8,595,700       1.280     .01



Energy Sources- 4.14%
TOTAL, Class B (France)                                                            891,211     106.954
TOTAL, Class B (American Depositary Receipts)                                    1,033,547      62.077     .79
Royal Dutch Petroleum Co. (New York Registered Shares) (Netherlands              1,600,000      90.525
Royal Dutch Petroleum Co.                                                          460,000      26.134
'Shell' Transport and Trading Co., PLC (New York Registered Shares)
 (United Kingdom)                                                                  675,000      29.869     .69
Elf Aquitaine (France)                                                             850,000     111.332     .52
Norsk Hydro AS (Norway)                                                            915,000      45.305
Norsk Hydro AS (American Depositary Receipts)                                      500,000      25.000     .33
Imperial Oil Ltd. (Canada)                                                       1,150,000      65.047     .31
Broken Hill Proprietary Co. Ltd. (Australia)                                     6,141,169      62.761     .29
YPF SA, Class D (American Depositary Receipts)(Argentina)                        1,817,000      61.778     .29
ENI SpA (American Depositary Receipts) (Italy)                                     550,000      37.262
ENI SpA                                                                          3,500,000      23.709     .29
Repsol SA (American Depositary Receipts) (Spain)                                 1,150,000      58.506     .27
Sasol Ltd. (South Africa)                                                        5,400,000      43.758     .21
Woodside Petroleum Ltd. (Australia)                                              4,200,000      27.800     .13
Suncor Energy Inc. (Canada)                                                        108,900       3.973     .02



Automobiles- 3.77%
Bayerische Motoren Werke AG (Germany)                                              281,909     311.489
Bayerische Motoren Werke AG, preferred shares                                       43,636      32.418    1.61
Suzuki Motor Corp. (Japan)                                                      12,746,000     119.613     .56
Peugeot SA (France)                                                                650,000     111.977     .53
Honda Motor Co., Ltd. (Japan)                                                    2,400,000      86.486     .41
Volvo AB, Class B (Sweden)                                                       2,500,000      79.442     .37
Toyota Motor Corp. (Japan)                                                       1,000,000      26.652     .12
Mazda Motor Corp. (Japan) (1)                                                    6,505,000      16.702     .08
Daimler-Benz AG, 4.125% convertible debentures 2003 (Germany)                DM13,522,000       12.201     .06
Edaran Otomobil Nasional Bhd. (Malaysia)                                         3,060,000       5.632     .03



Food & Household Products- 3.30%
Nestle SA (Switzerland)                                                            154,725     295.260    1.38
Reckitt & Colman PLC (United Kingdom)                                            6,816,250     126.177     .59
Unilever PLC (United Kingdom)                                                   10,800,000     102.038     .48
Groupe Danone (France)                                                             378,224      91.269     .43
Cadbury Schweppes PLC (United Kingdom)                                           6,609,282      89.245     .42



Insurance- 3.25%
ING Groep NV (Netherlands)                                                       5,497,179     311.813    1.46
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                        7,753,283      98.664     .46
Union des Assurances Federales (France)                                            493,960      81.112     .38
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                1,621,900      79.676     .38
Corporacion Mapfre, CIR, SA (Spain)                                              1,241,568      46.476     .22
Guardian Royal Exchange PLC (United Kingdom)                                     5,390,700      38.536     .18
AXA Colonia Konzern AG (Germany)                                                   284,880      34.633
AXA Colonia Konzern AG, preferred shares                                            15,530       1.695     .17



Business & Public Services- 3.25%
Rentokil Group PLC (United Kingdom)                                             37,500,000     221.044    1.04
United Utilities PLC (United Kingdom)                                            6,606,698      97.828     .46
Reuters Group PLC (United Kingdom)                                               6,790,766      73.130
Reuters Group PLC (American Depositary Receipts)                                   134,333       8.673     .38
Brambles Industries Ltd. (Australia)                                             3,765,000      78.375     .37
Hyder PLC (United Kingdom)                                                       3,850,000      62.931     .29
Thames Water PLC (United Kingdom)                                                3,039,925      48.114     .23
Dimension Data Holdings Ltd. (South Africa)                                      5,231,200      33.507     .16
Havas SA (France)                                                                  336,678      27.860     .13
Securitas AB, Class B (Sweden)                                                     777,000      26.388     .12
Quebecor Printing Inc. (Canada)                                                    700,000      12.632     .06
Severn Trent PLC (United Kingdom)                                                   71,750       1.259     .01



Beverages & Tobacco- 3.15%
Panamerican Beverages, Inc., Class A (Mexico)                                    3,322,800     133.327     .63
Foster's Brewing Group Ltd. (Australia)                                         45,300,000      98.648     .46
Coca-Cola Amatil Ltd. (Australia)                                               11,233,184      88.108     .41
Asahi Breweries, Ltd. (Japan)                                                    4,460,000      58.931
Asahi Breweries, Ltd. 1.00% convertible debentures 2003                      Y924,000,000       10.405
Asahi Breweries, Ltd. 0.90% convertible debentures 2001                      Y520,000,000        5.817
Asahi Breweries, Ltd. 0.95% convertible debentures 2002                      Y410,000,000        4.540     .37
South African Breweries Ltd. (South Africa)                                      2,575,646      76.426     .36
Seagram Co. Ltd. (Canada)                                                        1,200,000      45.825     .22
San Miguel Corp., Class B (Philippines)                                         22,890,020      39.998     .19
Swedish Match AB (Sweden)                                                       12,000,000      39.855     .19
Cia. Cervejaria Brahma, preferred nominative (Brazil)                           50,000,000      38.746     .18
LVMH Moet Hennessy Louis Vuitton (France)                                          141,000      29.885     .14
ITC Ltd. (India)                                                                     3,232        .059     .00



Electronic Components- 3.04%
Rohm Co., Ltd. (Japan)                                                           2,235,000     204.707     .96
Murata Manufacturing Co., Ltd. (Japan)                                           4,786,000     132.226     .62
Kyocera Corp. (Japan)                                                            1,424,500      74.861     .35
Hirose Electric Co., Ltd. (Japan)                                                1,460,000      72.781     .34
Hoya Corp. (Japan)                                                               2,294,000      65.444     .31
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)                             8,990,000      44.402     .21
ASM Lithography Holding NV (Netherlands) (1)                                       400,000      36.939     .18
Delta Electronics, Inc., 0.50% convertible debentures 2004
 (Taiwan) (2)                                                                  $7,250,000        9.353     .04
LG Semicon Co., Ltd. (South Korea) (1)                                             596,650       7.243     .03



Merchandising- 2.87%
Kingfisher PLC (United Kingdom)                                                  6,691,700     125.215     .59
Tesco PLC (United Kingdom)                                                       9,793,974      97.118     .45
Cifra, SA de CV, Class V (Mexico)                                               36,408,570      66.617
Cifra, SA de CV, Class C                                                         8,402,600      14.802     .38
Safeway PLC (United Kingdom)                                                    10,615,000      65.765     .31
Dixons Group PLC (United Kingdom)                                                7,125,400      63.150     .30
Carrefour SA (France)                                                               98,000      57.698     .27
Coles Myer Ltd. (Australia)                                                      5,310,838      26.540     .12
H & M Hennes & Mauritz AB, Class B (Sweden)                                        500,000      25.097     .12
Woolworths Ltd. (Australia)                                                      5,586,860      20.893     .10
Koninklijke Ahold NV (Netherlands)                                                 550,000      17.748     .08
Amway Japan Ltd. (Japan)                                                           410,000       6.156
Amway Japan Ltd. (American Depositary Receipts)                                    715,000       5.765
AJL PEPS Trust                                                                     465,000       4.650     .08
Ito-Yokado Co., Ltd. (Japan)                                                       280,000      15.177     .07



Electrical & Electronic- 2.73%
Nokia Corp., Class K (Finland)                                                   1,116,700     120.175
Nokia Corp., Class A (American Depositary Receipts)                                500,000      53.969
Nokia Corp., Class A                                                               502,300      53.939    1.07
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                2,781,000     131.949
Telefonaktiebolaget LM Ericsson, Class B (American Depositary Recei              1,600,000      76.100     .97
Premier Farnell PLC (United Kingdom)                                            13,567,800      87.009     .41
Northern Telecom Ltd. (Canada)                                                     460,000      29.727     .14
ABB AB, Class B (Sweden)                                                           900,000      12.473
ABB AB, Class A                                                                    300,000       4.289     .08
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda              3,074,556      13.134     .06



Utilities: Electric & Gas- 1.87%
Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred nominative
 (American Depositary Receipts) (Brazil)                                         3,000,500      73.887
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary nominative
 (American Depositary Receipts)                                                  1,119,000      25.737     .47
Cia. Energetica de Minas Gerais - CEMIG (American Depositary Receipts)
 (Brazil)                                                                        1,133,171      54.817
Cia. Energetica de Minas Gerais - CEMIG, preferred nominative                  654,800,000      31.793
Cia. Energetica de Minas Gerais - CEMIG, ordinary nominative                   254,168,800       9.077
Cia. Energetica de Minas Gerais - CEMIG (American Depositary Receip                 21,300       1.030     .45
National Power PLC (United Kingdom)                                              7,135,400      73.142     .34
Scottish Power PLC (United Kingdom)                                              6,004,300      56.427     .27
Hongkong Electric Holdings Ltd. (Hong Kong)                                      9,397,000      32.260     .15
Manila Electric Co., Class B (Philippines)                                       6,601,111      21.672     .10
CESP - Cia. Energetica de Sao Paulo (American Depositary Receipts)
 (Brazil)                                                                          455,084       6.940
CESP - Cia. Energetica de Sao Paulo (American Depositary Receipts)                 297,000       4.529     .05
Unified Energy System of Russia (Global Depositary Receipts) (Russi                175,000       5.534     .03
Korea Electric Power Corp. (American Depositary Receipts) (South Ko                146,000       1.451     .01



Financial Services - 1.57%
Newcourt Credit Group Inc. (Canada)                                              4,613,900     230.923    1.08
Nichiei Co., Ltd. (Japan)                                                        1,007,930      89.292     .42
ORIX Corp. (Japan)                                                                 210,000      14.284     .07



Real Estate- 1.52%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                         23,379,000     165.954     .78
Sun Hung Kai Properties Ltd. (Hong Kong)                                         7,875,000      53.613     .25
Ayala Land, Inc. (Philippines)                                                  89,515,600      43.253     .20
Security Capital Global Realty (Luxembourg) (1),(2),(3)                          1,125,000      22.500     .11
Mitsui Fudosan Co., Ltd. (Japan)                                                 2,230,000      21.262     .10
Mitsubishi Estate Co., Ltd. (Japan)                                              1,680,000      16.396     .08



Recreation & Other Consumer Products- 1.46%
Nintendo Co., Ltd. (Japan)                                                       1,644,500     141.980     .67
Fuji Photo Film Co., Ltd. (Japan)                                                1,280,000      47.664     .22
Bajaj Auto Ltd. (India)                                                          2,047,500      30.417
Bajaj Auto Ltd. (Global Depositary Receipts)                                        75,000       1.406     .15
Sony Music Entertainment (Japan) Inc. (Japan)                                      697,000      28.623     .13
Square Co., Ltd. (Japan)                                                           700,500      26.821     .13
EMI Group PLC (United Kingdom)                                                   2,865,067      23.811     .11
PolyGram NV (New York Registered Shares) (Netherlands)                             250,000      11.594     .05



Appliances & Household Durables- 1.42%
Sony Corp. (Japan)                                                               1,665,500     141.292     .66
Samsung Electronics Co., Ltd. (South Korea) (1)                                  2,041,450     107.678
Samsung Electronics Co., Ltd. (Global Depositary Receipts) (1), (2)                162,500       4.428     .53
Philips Electronics NV (Netherlands)                                               665,000      48.785     .23



Forest Products & Paper- 1.11%
Koninklijke KNP BT (Netherlands)                                                 3,430,000      90.125     .42
UPM-Kymmene Corp. (Finland)                                                      3,280,800      83.618     .39
Stora Kopparbergs Bergslags AB, Class B (Sweden)                                 1,650,000      25.340     .12
AssiDoman AB (Sweden)                                                              828,000      22.538     .11
MAYR-MELNHOF Karton AG (Austria)                                                   207,000      14.319     .07



Building Materials & Components- 1.07%
CEMEX, SA de CV, ordinary participation certificates (Mexico) (1)               17,420,650      77.334
CEMEX, SA de CV, Class B (1)                                                     2,210,625      11.942
CEMEX, SA de CV, ordinary participation certificates, Class A (1)                1,793,075       8.002     .46
Holderbank Financiere Glaris Ltd. (Switzerland)                                     63,938      67.017     .31
Caradon PLC (United Kingdom)                                                    20,000,000      63.209     .30



Industrial Components- 1.04%
Minebea Co., Ltd. (Japan)                                                        6,578,000      72.101     .34
Cie. Generale des Etablissements Michelin, Class B (France)                      1,009,444      60.230     .28
Bridgestone Corp. (Japan)                                                        2,240,000      50.787     .24
Morgan Crucible Co. PLC (United Kingdom)                                         3,408,240      25.732     .12
NSK Ltd. (Japan)                                                                 3,470,000      13.677     .06



Metals: Nonferrous- 0.83%                                                                                  .00
Pechiney, Class A (France)                                                       2,028,675      93.261     .44
WMC Ltd. (Australia)                                                             9,753,391      33.441     .16
Cominco Ltd. (Canada)                                                            1,024,000      17.792     .08
Teck Corp., Class B (Canada)                                                       900,000      13.006     .06
Alcan Aluminium Ltd. (Canada)                                                      400,000      12.500     .06
Inco Ltd. (Canada)                                                                 350,000       6.541     .03



Electronic Instruments- 0.78%
ADVANTEST CORP. (Japan)                                                          2,069,760     134.410     .63
Tokyo Electron Ltd. (Japan)                                                        975,000      32.866     .15



Machinery & Engineering- 0.57%
Valmet Oy (Finland)                                                              3,400,000      54.539     .26
Kvaerner AS, Class A (Norway)                                                      924,800      41.672     .19
Kawasaki Heavy Industries, Ltd. (Japan)                                          6,800,000      13.631     .06
Komori Corp. (Japan)                                                               750,000      11.937     .06



Chemicals- 0.54%
BOC Group PLC (United Kingdom)                                                   4,738,240      75.588     .36
L'Air Liquide (France)                                                             229,946      38.946     .18



Transportation: Shipping- 0.44%
Bergesen d.y. AS, Class B (Norway)                                               1,130,000      23.831
Bergesen d.y. AS, Class A                                                          542,800      11.518     .16
Stolt-Nielsen SA, Class B (American Depositary Receipts) (Incorporated
 in Luxembourg)                                                                    845,000      16.794
Stolt-Nielsen SA                                                                   837,000      16.740     .16
Nippon Yusen KK (Japan)                                                          7,000,000      25.173     .12



Data Processing & Reproduction- 0.41%
Fujitsu Ltd. (Japan)                                                             8,446,000      88.138     .41



Textiles & Apparel- 0.30%
Gucci Group NV (New York Registered Shares) (Netherlands)                        1,338,000      63.555     .30



Aerospace & Military Technology- 0.21%
Bombardier Inc., Class B (Canada)                                                1,829,000      45.190     .21



Metals: Steel- 0.18%
Kawasaki Steel Corp. (Japan)                                                    26,113,500      38.425     .18



Leisure & Tourism- 0.17%
Granada Group PLC (United Kingdom)                                               1,631,313      29.298     .14
Mandarin Oriental International Ltd. (Singapore - Incorporated in
 Bermuda)                                                                        9,670,312       7.736     .03



Transportation: Airlines- 0.14%
Qantas Airways Ltd. (Australia)                                                 18,158,449      29.687     .14



Wholesale & International Trade- 0.09%
Mitsui & Co., Ltd. (Japan)                                                       3,000,000      19.099     .09



Gold Mines- 0.04%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts) (Ghana)                   879,522       8.191     .04



Miscellaneous Materials & Commodities- 0.04%
SGL Carbon AG (Germany)                                                             72,600       8.033     .04



Transportation: Rail & Road- 0.02%
Guangshen Railway Co. Ltd., Class H (American Depositary Receipts)                 286,400       3.401     .02
 (People's Republic of China)



Miscellaneous- 2.47%
Other equity securities in initial period of acquisition                                       526.447    2.47
                                                                                          ----------- --------

TOTAL EQUITY SECURITIES (cost: $13,815.030 million)                                         19,270.930   90.41
                                                                                          ----------- --------

BONDS
                                                                                Principal
                                                                                   Amount
                                                                               (Millions)
Argentinean Government- 0.15%
Argentina 11.375% January 2017                                                    $14.500       16.458     .08
Argentina 11.75% February 2007                                                  ARP14.000       14.597     .07



Broadcasting & Publishing- 0.07%
Grupo Televisa, SA 0%/13.25% May 2008 (4)                                         $20.000       15.600     .07
                                                                                          ----------- --------

TOTAL BONDS (cost: $42.933 million)                                                             46.655     .22
                                                                                          ----------- --------

                                                                                Principal      Market Percent
                                                                                   Amount       Value  of Net
SHORT-TERM SECURITIES                                                          (Millions)  (Millions)  Assets

Corporate Short-Term Notes- 6.52%
Abbey National North America 5.42%-5.52% due 4/9-5/18/98                          $115.000    $114.572     .54
National Australia Funding (Delaware) Inc. 5.44%-5.47% due 4/13-6/2                 93.200      92.626     .44
General Electric Capital Corp. 5.48%-6.125% due 4/1-6/3/98                          90.350      89.910     .42
Svenska Handelsbanken Inc. 5.35%-5.55% due 4/7-5/20/98                              85.900      85.648     .40
Lloyds Bank PLC 5.41%-5.45% due 4/14-6/9/98                                         84.700      84.110     .39
International Lease Finance Corp. 5.36%-5.47% due 4/16-6/19/98                      75.000      74.570     .35
Halifax PLC 5.44%-5.53% due 4/8-6/24/98                                             74.600      74.131     .35
Canada Bills 5.40%-5.48% due 4/3-4/30/98                                            73.000      72.850     .34
Canadian Wheat Board 5.40%-5.46% due 5/14-6/17/98                                   73.500      72.827     .34
Rank Xerox Capital (Europe) PLC 5.45%-5.52 due 4/21-5/19/98                         68.700      68.299     .32
Toronto-Dominion Holdings (USA) Inc. 5.43%-5.50% due 5/4-5/13/98                    61.600      61.238     .29
France Telecom 5.43%-5.52% due 5/15-6/1/98                                          60.000      59.497     .28
American Express Credit Corp. 5.51%-5.53% due 4/17-5/4/98                           57.800      57.559     .27
Barclays U.S. Funding Corp. 5.415%-5.49% due 4/17-5/8/98                            55.600      55.378     .26
Ford Credit Europe PLC 5.51%-5.56% due 4/8-5/22/98                                  55.300      55.033     .26
Commerzbank U.S. Finance Inc. 5.44% due 5/15-5/20/98                                53.000      52.613     .25
ABN AMRO North America Finance Inc. 5.47%-5.54% due 4/6-6/16/98                     51.442      51.108     .24
Reed Elsevier Inc. 5.41%-5.44% due 4/2-4/17/98                                      50.000      49.940     .23
Societe Generale North America 5.40%-5.51% due 4/15-5/19/98                         43.700      43.538     .20
Minnesota Mining and Manufacturing Co. 5.39% due 4/20/98                            40.000      39.880     .19
Repsol International Finance BV 5.43% due 5/1-5/5/98                                35.000      34.826     .16



Federal Agency Discount Notes- 1.78%
Federal Home Loan Banks 5.34% due 4/15-4/24/98                                     126.654     126.303     .59
Fannie Mae 5.33%-5.35% due 4/16-6/5/98                                              93.775      93.257     .44
International Bank for Reconstruction and Development
 5.36%-5.40% due 5/15-7/2/98                                                        85.000      84.113     .39
Freddie Mac 5.32%-5.44% due 4/30-6/4/98                                             76.300      75.695     .36



Certificates of Deposit- 0.66%
Canadian Imperial Bank of Commerce 5.55%-5.56% due 5/5-5/12/98                      60.000      60.000     .28
Westdeutsche Landesbank Girozentrale 5.59% due 4/14/98                              50.000      50.000     .24
Societe Generale 5.53% due 4/21/98                                                  30.000      30.000     .14



U.S. Treasury Obligations - 0.23%
 5.295% April 1998                                                                  50.000      49.841     .23



Non-U.S. Currency- 0.04%
New Taiwanese Dollar                                                           NT$278.926        8.504     .04
                                                                                          ----------- --------

TOTAL SHORT-TERM SECURITIES (cost: $1,969.621 million)                                       1,967.866    9.23
                                                                                          ----------- --------

TOTAL INVESTMENT SECURITIES (cost: $15,827.584 million)                                     21,285.451   99.86
Excess of cash and receivables over payables                                                    30.732     .14
                                                                                          ----------- --------

NET ASSETS                                                                                 $21,316.183100.00%
                                                                                          =========== ========

(1) Non-income-producing securities.
(2) Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
(3) Valued under procedures established by the Board of Trustees.
(4) Step bond; coupon rate will increase at a later date.

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1997

Bank of Montreal
Caradon
Cie. Financiere Richemont
Compania de Telecomunicaciones de Chile
ForeningsSparbanken
France Telecom
Guardian Royal Exchange
Gucci Group
Imperial Oil
Koninklijke Ahold
Mazda Motor
Newcourt Credit Group
Nichiei
Nippon Telegraph and Telephone
NSK
Security Capital Global Realty
Societe Generale
Suez Lyonnaise des Eaux
Taiwan Semiconductor Manufacturing
TI Group



EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1997

Acer
AGA
B A T Industries
Bangkok Bank
Barclays
Billiton
British Aerospace
C & P Homes
Calsonic
Carter Holt Harvey
Cie. de Saint-Gobain
De Beers Consolidated Mines
Elan
Elsevier
Enersis
Euro Disney
First Pacific
George Weston
GIO Australia Holdings
Hanjaya Mandala Sampoerna
Huaneng Power International
Hyundai Motor
Indofood Sukses Makmur
Industriforvaltnings AB Kinnevik
Korea First Bank
Lion Nathan
Mitsubishi
National Australia Bank
Noranda
Normandy Mining
Cos Lukoil
Olivetti
Petrofina
Redland
Reed International
Regie Nationale des Usines Renault
Rio Tinto
Sankyo
Secom
South China Morning Post
Sumitomo Electric Industries
Television Francaise /1/
Thorn
Universal Robina
Verenigd Bezit VNU
Volkswagen
WHSmith Group
Wolters Kluwer
Yasuda Fire and Marine Insurance

EuroPacific Growth Fund
Financial Statements
----------------------------------------------          --------------- --------------
Statement of Assets and Liabilities
at March 31, 1998 (dollars in millions)
----------------------------------------------         ----------------  -------------
ASSETS:
Investment securities at market
 (cost: $15,827.584)                                                       $21,285.451
Cash                                                                             1.705
Receivables for-
 Sales of investments                                           $67.121
 Sales of fund's shares                                          37.813
 Forward currency contracts                                       3.822
 Dividends and accrued interest                                  55.556        164.312
                                                    ------------------- ---------------
                                                                            21,451.468
LIABILITIES:
Payables for-
 Purchases of investments                                       100.117
 Repurchases of fund's shares                                    20.003
 Management services                                              8.351
 Accrued expenses                                                 6.814        135.285
                                                    ------------------- ---------------
NET ASSETS AT MARCH 31, 1998-
 Equivalent to $29.56 per share on
 721,070,401 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                               $21,316.183
                                                                        ===============



Statement of Operations
for the year ended March 31, 1998 (dollars in millions)
----------------------------------------------          ---------------  -------------
INVESTMENT INCOME:
Income:
 Dividends                                                     $344.694
 Interest                                                       134.952       $479.646
                                                    -------------------
Expenses:
 Management services fee                                         90.507
 Distribution expenses                                           45.288
 Transfer agent fee                                              14.109
 Reports to shareholders                                           .602
 Registration statement and prospectus                            1.628
 Postage, stationery and supplies                                 2.653
 Trustees' fees                                                    .197
 Auditing and legal fees                                           .093
 Custodian fee                                                    9.572
 Taxes other than federal income tax                               .299
 Other expenses                                                    .432        165.380
                                                   -------------------- ---------------
 Net investment income                                                         314.266
                                                                        ---------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                            1,082.594
Net increase in unrealized appreciation
 on investments                                               2,216.766
Net decrease in unrealized appreciation
 on forward currency contracts                                   (4.160)     2,212.606
                                                   ------------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                             3,295.200
                                                                        ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                 $3,609.466
                                                                        ===============




----------------------------------------------      ------------------- ---------------

Statement of Changes in Net Assets                  Year ended March 31
(dollars in millions)                                              1998           1997
----------------------------------------------      ------------------- ---------------
OPERATIONS:
Net investment income                                      $    314.266   $    258.101
Net realized gain on investments                              1,082.594        799.451
Net increase in unrealized appreciation
 on investments                                               2,212.606      1,098.239
                                                    ------------------- ---------------
 Net increase in net assets
  resulting from operations                                   3,609.466      2,155.791
                                                    ------------------- ---------------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                           (294.902)      (236.013)
Distributions from net realized gain on
 investments                                                 (1,301.823)      (503.619)
                                                    ------------------- ---------------
 Total dividends and distributions                           (1,596.725)      (739.632)
                                                    ------------------- ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 177,804,677
 and 195,364,825 shares, respectively                         4,969.746      4,950.543
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 58,392,228 and 28,349,252 shares,
 respectively                                                 1,529.590        704.707
Cost of shares repurchased: 142,024,433
 and 104,945,629 shares, respectively                        (3,932.937)    (2,669.767)
                                                    ------------------- ---------------

 Net increase in net assets resulting from
  capital share transactions                                  2,566.399      2,985.483
                                                    ------------------- ---------------

TOTAL INCREASE IN NET ASSETS                                  4,579.140      4,401.642

NET ASSETS:
Beginning of year                                            16,737.043     12,335.401
                                                      ----------------- ---------------
End of year (including undistributed
 net investment income:  $71.284
 and $50.769, respectively)                                 $21,316.183    $16,737.043
                                                   ==================== ===============

See Notes to Financial Statements

Notes to Financial Statements

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

 Net realized gain and net unrealized gain of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of March 31, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $5,456,184,000, net of accumulated deferred taxes totaling $1,683,000 on unrealized appreciation of Indian securities, of which $6,398,034,000 related to appreciated securities and $940,167,000 related to depreciated securities. During the year ended March 31, 1998, the fund realized, on a tax basis, a net capital gain of $1,073,508,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $9,086,000 were treated as ordinary income for federal income tax purposes. The capital gain distributions paid in June and December 1997 include $11,265,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $15,827,584,000 at March 31, 1998.

3. The fee of $90,507,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding
$4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31 1998, distribution expenses under the Plan were $45,288,000. As of March 31, 1998, accrued and unpaid distribution expenses were $3,460,000.

   American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $14,109,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,044,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1998, aggregate amounts deferred and earnings thereon were $445,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1998, accumulated undistributed net realized gain on investments and currency gains was $336,293,000 and paid-in capital was $14,728,358,000. The fund reclassified $1,151,000 and $19,147,000 from undistributed net realized gains to undistributed net investment income and undistributed net realized currency gains, respectively, for the year ended March 31, 1998.

   The fund made purchases and sales of investment securities, excluding short-term securities, of $6,539,159,000 and $5,184,349,000, respectively, during the year ended March 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $9,572,000 includes $129,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1998, such non-U.S. taxes were $37,631,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $11,212,000 for the year ended March 31, 1998.

   At March 31, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
April 30, 1998

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                             Dividends and Distributions per Share


To Shareholders       Payment Date           From Net           From Net Realized          From Net
of Record                                    Investment         Short-term Gains           Realized Long-term Gains
                                             Income

May 30, 1997          June 2, 1997           $.09               $.057                      $.823

December 12, 1997     December 15, 1997      .36                 .225                      .825*


* Includes $0.7062 long-term capital gains taxed at a rate of 20%.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1998 is $0.0545 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

Per-Share Data and Ratios
                                          Year
                                         ended
                                         March
                                            31
                                           1998       1997     1996    1995       1994
Net Asset Value, Beginning
 of Year                                $26.70     $24.28   $20.89  $21.95     $17.64
                                    ------------------------------ -------------------
 Income From Investment
  Operations:
  Net investment income                    .45        .46      .46     .35        .24
  Net realized gain and change in
   appreciation on investments            4.79       3.28     3.63    (.19)       4.37
                                    ------------------------------ ------------------
   Total income from investment
    operations                            5.24       3.74     4.09     .16       4.61
                                    ------------------------------ ------------------
 Less Distributions:
  Dividends from net investment
   income                                (.433)      (.41)    (.49)  (.317)     (.187)
  Dividends from net realized
   non-U.S. currency gains (1)           (.017)      (.03)       -   (.003)     (.043)
  Distributions from net
   realized gains                        (1.93)      (.88)    (.21)   (.90)      (.07)
                                    ------------------------------ ------------------
   Total distributions                   (2.38)     (1.32)    (.70)  (1.22)      (.30)
                                    ------------------------------ ------------------
Net Asset Value, End of Year            $29.56     $26.70   $24.28  $20.89     $21.95
                                    ============================== ==================

Total Return (2)                         20.97%     15.88%   19.84%    .71%     26.27%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                        $21,316    $16,737  $12,335  $8,588     $6,429
 Ratio of expenses to average
  net assets                               .86%       .90%     .95%    .97%       .99%
 Ratio of net income to average
  net assets                              1.64%      1.77%    2.09%   1.80%      1.13%
 Average commissions paid per
  share (3)                               .41c      1.36c    1.10c    .21c       .08c
 Portfolio turnover rate                 30.51%     25.82%   21.77%  16.02%     21.37%


(1) Realized non-U.S. currency
 gains are treated as ordinary
 income for federal income tax
 purposes.

(2)Excludes maximum sales charge
 of 5.75%.

(3) Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transaction amount because of the lower
 per-share prices of many non-U.S.
 securities.

BOARD OF TRUSTEES

ELISABETH ALLISON
Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

MICHAEL R. BONSIGNORE
Minneapolis, Minnesota
Chairman and Chief Executive Officer, Honeywell Inc.

DAVID I. FISHER
Los Angeles, California
Chairman of the Board, The Capital Group Companies, Inc.;
Chairman of the Board, Capital Guardian Trust Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer, Foster Farms Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
Senior Vice President and Director,
Capital Research and Management Company;
Director, The Capital Group Companies, Inc.

KOICHI ITOH
Tokyo, Japan
Group Vice President - Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer, IMPAC
(management consulting services); former Managing Partner, VENCA Management (venture capital)

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM I. MILLER
Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

KIRK P. PENDLETON
Southampton, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

WALTER P. STERN
New York, New York
Chairman of the Board of the fund
Chairman of the Board, Capital Group International, Inc.

THIERRY VANDEVENTER
Geneva, Switzerland
President of the fund
Director, Capital Research and Management Company

OTHER OFFICERS

STEPHEN E. BEPLER
New York, New York
Executive Vice President of the fund
Senior Vice President, Capital Research Company

MARK E. DENNING
London, England
Executive Vice President of the fund
Director, Capital Research and Management Company;
Senior Vice President and Director, Capital Research Company

ROBERT W. LOVELACE
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director, Capital Research Company; Vice President, Capital Research and Management Company

JANET A. MCKINLEY
New York, New York
Senior Vice President of the fund
Director, Capital Research and Management Company;
Senior Vice President, Capital Research Company

ALWYN HEONG
New York, New York
Vice President of the fund
Vice President, Capital Research Company

HIROMI ISHIKAWA
Tokyo, Japan
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

CORPORATE INFORMATION
OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers llp
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

EUROPACIFIC GROWTH FUND

SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment. Sales charges are reduced on a sliding scale as the value of your investments increases.

You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* (If, over the 13 months, you don't invest the intended amount, you will pay the sales charge applicable to the amount invested.) Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your children under the age of 21 have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

INVESTING WITH STYLE

Our many free services are designed to help you meet your needs quickly, effortlessly and efficiently.

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE(SM) - Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances, confirm your most recent transaction, order checks and duplicate statements and, from our Web site, print a prospectus. All on your timetable.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge.
- Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)
- Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another -without paying a sales charge.* If you are opening an account in a different fund, you must meet that fund's minimum investment requirement. An exchange generally constitutes a sale and purchase for tax purposes. Please read the prospectus before you exchange shares.

OTHER SERVICES - Stay on top of your investments with account statements that keep you abreast of the activity in your account, consolidated quarterly statements that reduce paperwork and year-end tax reports that show the dividends and capital gain distributions paid to you during the year.

* Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges unless the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds.

QUESTIONS?

For more information about these services or any of the American Funds, please read a current prospectus, which you may obtain from your financial adviser. To contact American Funds:

- Shareholder Services Representative, toll-free, 8 a.m. to 8 p.m. ET - 800/421-0180
- American FundsLine, toll-free 24-hour voice response unit - 800/325-3590
- FundsLine OnLine, Web site - www.americanfunds.com
- By mail - Write to the service center nearest you. If you live outside the U.S., please write to the Western Service Center.

Your financial adviser will be happy to explain these services to you in greater detail. Or, to talk to a Shareholder Services Representative at American Funds, call toll-free (8 a.m. to 8 p.m. ET) from anywhere in the U.S. 800/421-0180. Visit us at www.americanfunds.com on the World Wide Web.

[map of United States]

WESTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2205
Brea, California
92822-2205

WEST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522

EAST CENTRAL
SERVICE CENTER
American Funds
Service Company
P.O. Box 6007
Indianapolis, Indiana
92822-2205

EASTERN
SERVICE CENTER
American Funds
Service Company
P.O. Box 2280
Norfolk, Virgina
23501-2280

Printed on recycled paper
Litho in USA BDA/AL/3606
Lit. No. EUPAC-011-0598
[The American Funds Group(r)]